VGOF-P37

LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED DECEMBER 10, 2025

TO THE SUMMARY PROSPECTUS, PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED AS OF MAY 1, 2025,

OF EACH FUND LISTED BELOW (EACH, A “FUND”)

The Board of Trustees, on behalf of each Fund, has approved a reorganization pursuant to which each Fund would be reorganized into a corresponding newly created series of Lincoln Variable Insurance Products Trust (each, an “Acquiring Fund”). Following the reorganizations, Lincoln Financial Investments Corporation, a wholly-owned subsidiary of The Lincoln National Life Insurance Company, would serve as investment manager to each Acquiring Fund. ClearBridge Investments, LLC , each Fund’s current subadviser, would continue to serve as subadviser to each Acquiring Fund.

The Board of Trustees of the Funds has unanimously approved each of the proposed reorganizations. The proposed reorganizations are listed below:

Funds	Acquiring Funds

ClearBridge Variable Appreciation Portfolio	LVIP ClearBridge Appreciation Fund

ClearBridge Variable Dividend Strategy Portfolio	LVIP ClearBridge Dividend Strategy Fund

ClearBridge Variable Large Cap Growth Portfolio	LVIP ClearBridge Large Cap Growth Fund

ClearBridge Variable Large Cap Value Portfolio	LVIP ClearBridge Large Cap Value Fund

Under the reorganizations, each shareholder of a Fund would receive shares of the corresponding Acquiring Fund having the same aggregate net asset value as the Fund shares held by the shareholder immediately prior to the reorganization.

Each reorganization is subject to the satisfaction of certain conditions, including approval by the shareholders of the applicable Fund. If all conditions are satisfied and approvals obtained, the reorganizations are expected to close in the second quarter of 2026.

This document is not an offer to sell shares of the Acquiring Fund, nor is it a solicitation of an offer to buy any such shares or of any proxy. The solicitation of proxies to effect each reorganization will only be made by a final, effective Registration Statement on Form N-14, including a definitive Proxy Statement/Prospectus, after that Registration Statement is declared effective by the Securities and Exchange Commission (the “SEC”). The Registration Statement on Form N-14 has yet to be filed with the SEC. After the Registration Statement on Form N-14 is filed with the SEC, it may be amended or withdrawn and the Proxy Statement/Prospectus will not be distributed to Fund shareholders unless and until the Registration Statement on Form N-14 is declared effective by the SEC.

Fund shareholders are urged to read the Proxy Statement/Prospectus relating to the reorganization of their Fund and other documents filed with the SEC carefully and in their entirety when they become available, because these documents will contain important information about the proposed reorganizations. The Proxy Statement/Prospectus will contain information with respect to the investment objectives, risks, charges and expenses of the Acquiring Funds and other important information that Fund shareholders should carefully consider.

Please retain this supplement for future reference.